Acquisition of
NHRA Pro Racing
by
HD Partners Acquisition Corporation

Investor Presentation

HD PARTNERS
ACQUISITION CORPORATION

The attached presentation was filed with the Securities and Exchange Commission as part of the Form 8-K/A filed by HD Partners Acquisition Corporation ("HD Partners" or "HDP") on October 5, 2007. HDP is holding presentations for its stockholders regarding its proposed purchase of certain assets of the National Hot Rod Association ("NHRA"), as described in an earlier Schedule 14A filed by HDP on July 17, 2007 and subsequently amended on September 11, 2007 and October 11, 2007, which describes the acquisition in more detail.

Morgan Joseph & Co. Inc. ("Morgan Joseph"), the managing underwriter of HDP's initial public offering ("IPO") consummated in June 2006, is assisting HDP in these efforts and will receive an advisory fee equal to $300,000. In addition, Morgan Joseph, as representative of the underwriters, is entitled to receive deferred underwriting fees of $3 million upon consummation of this transaction. HDP and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of HDP's stockholders to be held to approve this transaction. To date, Morgan Joseph's activities have not included actions that would deem such a firm to be engaged in the solicitation of proxies for HDP, although the firm may be so engaged in the future.

Stockholders of HDP and other interested persons are advised to read HDP's preliminary proxy statement, as amended, and definitive proxy statement, when available, in connection with HDP's solicitation of proxies for the special meeting to approve the acquisition because these proxy statements will contain important information. Such persons can also read HDP's final prospectus, dated June 1, 2006, as well as periodic reports, for more information about HDP, its officers and directors, and their individual and group security ownership in HDP, and interest in the successful consummation of this business combination. Stockholders may also refer to the HDP proxy statement for information about Morgan Joseph's security holdings in HDP. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on this transaction. Stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus and other periodic reports filed with the Securities and Exchange Commission, without charge, by visiting the Securities and Exchange Commission's Internet site at (http://www.sec.gov).

Safe Harbor

HD Partners
Acquisition Corporation

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about HDP,NHRA and their combined business after completion of the proposed transaction. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of HDP's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: continued compliance with government regulations; changing legislation or regulatory environments; requirements or changes affecting the businesses in which NHRA is engaged; auto racing and sports industry trends, including factors affecting supply and demand; NHRA's dependence on attendance and sponsorships; labor and personnel relations; NHRA's revenue and profitability; changing interpretations of generally accepted accounting principles; and general economic conditions, as well as other relevant risks detailed in HDP's filings with the Securities and Exchange Commission, including its report on form 10-K for the period ended December 31, 2006. The information set forth herein should be read in light of such risks. Neither HDP, nor NHRA assumes any obligation to update the information contained in this presentation.

This presentation contains disclosures of EBITDA for certain periods, which is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not as a substitute for, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

Contents

HD PARTNERS
ACQUISITION CORPORATION

Background

- *In June 2006, HD Partners Acquisition Corporation (HD Partners) raised gross proceeds of $150M*
- *On May 30, 2007, HD Partners entered into a definitive agreement with the National Hot Rod Association (NHRA) to purchase substantially all of the NHRA's professional drag racing series/assets as well as a broad set of exclusive commercialization rights*
- *The assets will be held by NHRA Pro Racing, a wholly-owned subsidiary of HD Partners*
- *The transaction is expected to close in late 2007*

Transaction Highlights

HD Partners Acquisition Corporation

- **NHRA Pro Racing is a unique entertainment asset with a well recognized brand**
  - *World's preeminent drag racing series*
  - *49% television viewership increase from 2000 to 2006*
- **HD Partners management is uniquely qualified to maximize NHRA's potential**
  - *Built DIRECTV into the nation's leading provider of digital television, with approximately 12.2 million customers and $7.7 billion in revenues*
  - *Developed and successfully marketed many innovative sports products, such as NFL Sunday Ticket and NBA League Pass*
- **HD's plan projects doubling EBITDA within three years**
  - *Significant "low-hanging fruit" to harvest*
  - *Excludes expected impact of future acquisitions*

Selectively Acquiring Profitable Assets with Greatest Growth Potential

HD PARTNERS
ACQUISITION CORPORATION

Acquiring

POWERade Drag Racing Series
and All NHRA Pro Racing Activities

Exclusive, Worldwide License
To NHRA Brand for Pro Racing Activities, Licensing and Sponsorships



NHRA Owned Tracks
Gainesville, Atlanta, Columbus, Indianapolis
Approximately $50 million of real estate



Media Exploitation Rights
Broadcast TV/Radio, DVD, Photos, Internet, Mobile, Gaming, Pro-focused Publications



Exclusive Merchandise Rights
NHRA Pro and Generic NHRA Products

NHRA.com Website
Association provided shared access

Continued Association Expertise Will Benefit Both Entities

Racing Operations



Sanctioning



2007

Leaving Behind

Sportsman/Amateur Racing

National Dragster Magazine

Nostalgia/Reunion Events

Youth/Educational Programs

Transaction Summary

HD PARTNERS
ACQUISITION CORPORATION

- **Transaction enterprise value: $121M [1]**
  - $100M cash
  - $11.5M in assumed debt
  - $9.5M in HD Partners' common equity
- **Includes real estate of approximately $50 million**
- **NHRA Pro Racing Management Structure**
  - Eddy Hartenstein: Chairman
  - Tom Compton: President and CEO
    - 14 years with NHRA
    - President and CEO since 2000
  - Robert Meyers: Chief Financial Officer
  - Larry Chapman, Steve Cox and Bruce Lederman to provide dedicated executive support for new initiatives
  - Consulting contract with NHRA's current EVP and General Manager

(1) HDP will pay aggregate consideration between $121.0 mm and $123.4 mm depending on amount of approved capital expenditures incurred for the Gainsville race track.

NHRA Overview

What is the NHRA?

- ***The world's largest motorsports organization***
  - ***5,000+** events annually*
  - ***1.5 million** side-by-side races per year*
  - ***300,000** participants*
  - ***140** NHRA Member Tracks*

- ***# 2 motorsport in the US after NASCAR***


12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.6%
6.8%
6.3%
NHRA

<u>ESPN Sports Poll 2006</u>:
What is your favorite type of racing? (NASCAR 57%)

NHRA Professional Drag Racing Series

HD PARTNERS
ACQUISITION CORPORATION


Castrol GTX

NHRA POWERADE DRAG RACING SERIES

- ***23 national events per year***
  - *Over 80 days of racing*
- ***Up to 125,000 spectators per event***
- ***35 of top 50 DMAs***
- ***One-of-a-kind fan and sponsor access***
- ***All national events televised on ESPN2 and in high definition on ESPN2-HD***
  - *Over 4 hours of programming every race weekend*
  - *49% viewership increase between 2000 and 2006*
  - *Continued significant viewership growth during 2007*

Large Nationwide Fan Base

HD PARTNERS
ACQUISITION CORPORATION

National Event Locations



Balanced and Diverse Fan Base Distribution


PACIFIC
MOUNTAIN
WEST NORTH CENTRAL
EAST NORTH CENTRAL
NEW ENGLAND
MID ATLANTIC
EAST SOUTH CENTRAL
WEST SOUTH CENTRAL
SOUTH ATLANTIC

Source: Scarborough Research 2006 (Fan = Very or Somewhat interested)

NATIONAL EVENTS

1. **Los Angeles, CA****
2. Phoenix, AZ
3. **Gainesville, FL****
4. Houston, TX*
5. Las Vegas, NV
6. **Atlanta, GA****
7. St. Louis, MO*
8. Topeka, KS
9. Chicago, IL
10. Englishtown, NJ
11. Norwalk, OH
12. Bristol, TN
13. Denver, CO*
14. Seattle, WA*
15. Sonoma, CA
16. Minneapolis, MN*
17. Reading, PA
18. **Indianapolis, IN****
19. Memphis, TN*
20. Dallas, TX
21. Richmond, VA
22. Las Vegas, NV
23. **Los Angeles, CA****

* Not a NASCAR Nextel Cup market

** NHRA Owned/Leased Track

Energetic and Diverse Racer Community

NHRA

HD PARTNERS
ACQUISITION CORPORATION

JOHN FORCE
Funny Car



Castrol
GTX

BRANDON BERNSTEIN
Top Fuel



PEGGY LLEWELLYN
Pro Stock Motorcycle



Peggy
RACING PRODUCTS



S. ARMY

ANTRON BROWN
Pro Stock Motorcycle



TONY PEDREGON
Funny Car



SKULL
Shine

JR TODD
Top Fuel



GTX

ASHLEY FORCE
Funny Car



S. ARMY
ARMY STRONG

ANGELLE SAMPEY
Pro Stock Motorcycle



MELANIE TROXEL
Top Fuel

Increased Presence in Mainstream Media

NHRA

HD PARTNERS
ACQUISITION CORPORATION


DRIVING
Force

Driving Force TV Series on A&E

AMERICAN DRAGSTER TV

American Dragster TV Series on ESPN2



AOL sports

AOL's Hottest Athlete: Ashley Force


NHRA
RACEDAY
LUCAS

NHRA Race Day on ESPN2



Ashley Force on Jay Leno



Good Morning America Segment


Chicago, IL
Bristol, TN
Indianapolis, IN
Las Vegas, NV




BUDWEISER
LUCAS


MOPAR



Growth Opportunities & Strategy

NHRA's Past, Present & Future

Past

Grassroots nonprofit membership organization; run by and for hardcore enthusiasts

Present

Utilizing highly profitable professional race series to support amateur events & other non-profit association activities

Future

Branded multimedia entertainment platform that serves established fan base while attracting new fans

50+ year ownership by non-profit organization – with non-profit goals

Profit-oriented public company

Example:
NASCAR's Emergence as Force in Mainstream Sports and Media

HD PARTNERS
ACQUISITION CORPORATION



Sponsorship Exposure Value ($ billions)
5.0
4.0
3.0
2.0
1.0
-
0.6
4.2
1995
2004



Average Household TV Viewership (in millions)
6.0
5.0
4.0
3.0
2.0
1.0
-
3.0
5.5
1995
2004



Licensed Retail Sales ($ billions)
2.5
2.0
1.5
1.0
0.5
-
0.6
2.1
1995
2004

Source: NASCAR Brand and Consumer Marketing Memo (2005)

Key Ingredients for NASCAR's Success:

Sponsor Expansion

Tremendous sponsor expansion over the past decade

- *1995: Winston, Skoal, STP, CITGO and Camel.*
- *Today: AOL, Duracell, Gillette, Home Depot and NEXTEL / Sprint*

Mainstream Entertainment Integration

- *In the past, exposure limited to news and sports television*
- *Over past decade, NASCAR has integrated into mainstream entertainment as a lifestyle brand*
  - *TV (MTV, Saturday Night Live, and reality TV)*
  - *Feature films such as Talladega Nights: The Ballad of Ricky Bobby*

Competitive Formats / Dramatic Stories

- *Implementation of Winston / NEXTEL series formats has generated greater fan interest, led to the addition of new events and tracks and increased media coverage*
- *NASCAR has successfully marketed the stories behind key drivers – increasing appeal of the sport to more casual fans*

Opportunity:
Expand NHRA's Exposure and Leverage Fan Base

NHRA

HD PARTNERS
ACQUISITION CORPORATION

- ***Introduce New National Events** – increase the current 23 national events by targeting underserved regions*
  - *Reach new fans and expand the overall brand presence*
  - *Geographic expansion enhances sponsorship value*
  - *Targeted opportunities for international expansion*

Plans for a new 24th National Event for 2008 season were announced on September 1, 2007

- ***Expand and leverage fan base***
  - *Use increased advertising and sponsor promotions to expand event attendance and viewership*
  - *Enhance average revenue per spectator across various customer touch points*

Significant EBITDA growth can be created through expansion of National Event-related economics

Initiative	*EBITDA Contribution*
Introduce New National Event	*$500K per event (average)* (1)
Increase Paid Attendance	*$1M per incremental 5%* (2)
Increase Paid Attendee Revenue	*$500K per incremental $1 spend* (3)

(1) Assumes non-owned track *(2) Increase against 2006 paid attendance* *(3) Increase against 2006 paid attendees*

Opportunity:
Diversify Sponsors & Fill Key Sponsorship Categories

HD PARTNERS
ACQUISITION CORPORATION

- *Quality sponsors from outside racing are increasingly attached to the sport*
  - *Significant unfilled opportunities in proven auto racing sponsorship categories*

Existing Automotive / Racing Sponsors

Prestone, VP Racing, Summit Racing Equipment, FRAM, Sioux City Truck And Trailer, Lucas Oil, Checker Schuck's Kragen, Pontiac, GMC Official Truck, CarQuest

Existing Consumer Products Sponsors

Motel 6, Powerade, Brut, UPS, Budweiser, AAA, Harley-Davidson, Oakley

Current Unfilled Categories

- Banking
- Big Box Electronics
- Consumer Electronics
- Consumer Packaged Goods
- Home Improvement
- Information Technology
- Internet Services
- Pharmaceuticals
- Quick Service Restaurants
- Satellite Radio
- Satellite TV
- Wireless Products

HDP's Advantage:
Leverage Management's Extensive Contact Network

NHRA
HD PARTNERS
ACQUISITION CORPORATION

HDP Team will exploit an extensive network of contacts to expand the NHRA reach and visibility

- ***DIRECTV experience provides high level contacts at many logical NHRA partners***
  - *Consumer electronics retailers*
  - *Video and broadband distribution platforms*
  - *Television broadcasters and programmers*
  - *Emerging distribution platforms*
  - *Consumer electronics manufacturers*
  - *Auto manufacturers*
- ***Additional web of contacts through Board of Directors representation***
  - *XM Satellite Radio*
  - *Consumer Electronics Association*
  - *Thomson Multimedia*
  - *SanDisk*

Successful Track Record of Strategic Partnering to Grow Brand Recognition, Sales, and Customer Enthusiasm

<u>Opportunity:</u>
Expand Licensing, Merchandising & Multimedia Revenues

HD PARTNERS
ACQUISITION CORPORATION

- ***Revamp and re-launch <u>licensing and merchandising</u> initiatives***
  - *Exploit NHRA's potential as a lifestyle brand*
  - *Re-launch NHRA.com to enhance multimedia experience, online sales offerings and advertising potential*
  - *Launch new publications and membership programs*
  - *License new products and services in proven auto enthusiast categories*
    - *NASCAR has licensed over 3,500 products and services*
  - *Establish presence in relevant retail venues*
  - *Management believes that merchandise spend rates can be significantly increased*
    - *NASCAR-branded products generated license fees of over $300M in 2005*

- ***Expand multimedia offerings; commercially exploit substantial <u>video and photo archive</u>***
  - *Over 20,000 hours of previously unreleased video*
  - *Photo archive covering the entire 50+ year history of the sport*
  - *Introduce new DVD series*
    - ***Other branded entertainment services have demonstrated ability to drive substantial revenue and EBITDA through targeted DVD sales (e.g. WWE sold 3M video units generating $42.6M in gross revenue in 2006)***
  - *Multiple untapped multimedia platform opportunities available*

HDP's Advantage:
Pioneers in Developing Multimedia Revenue Opportunities

NHRA
HD PARTNERS
ACQUISITION CORPORATION

- **Developed and successfully marketed many innovative sports products**
  - *Out-of-market sports packages*
  - *Unique pay-per-view programming (Behind-the scenes)*
- **Pioneered promotional programs linking key national retailers and special event programming** *(e.g., Shania Twain, NFL Sunday Ticket)*
- **Established first-of-a-kind relationships with national telephone operators (AT&T, Verizon, Bell South) to integrate video offering with communication products**

Growth Momentum is Accelerating

NHRA
HD PARTNERS
ACQUISITION CORPORATION

- ***Substantial fan base growth in 2007***
  - *Overall growth in paid attendance of 9.5%* [1]
  - *Race event television viewership increase of over 8.0%* [1]

- ***Transaction is serving as catalyst for new initiatives***
  - *Announced new national event for 2008*
  - *Major sponsors renewed for 2008; new sponsor deals in process*
  - *2007 Year-in-Review DVD to be on sale in Mid-November*
  - *Other DVD / Video products in development for 2008 release*

---

(1) Comparison of first 20 events of 2007 to first 20 events of 2006. Paid attendance figure excludes Brainerd, for which numbers are not available.

Well-Capitalized Platform for Aggressive Sports Media Expansion Opportunities

NHRA

HD PARTNERS
ACQUISITION CORPORATION

- ***NHRA Pro Racing Opportunities***
  - *Upgrades to owned and non-owned track facilities*
  - *Strategic acquisition of new tracks*
  - *Ancillary racing assets*
  - *Complimentary media assets (hard and electronic)*
  - *Automotive enthusiast assets*

- ***Emerging sports media aggregation opportunities***
  - *Significant capabilities to expand revenues and leverage cost efficiencies across multiple event-based businesses*
    - *Exploit efficiencies in infrastructure, event co-location and marketing*
    - *Enhance value to sponsors*
    - *Bundle media exploitation rights*

Financial Overview

NHRA Pro Racing Financial Overview

HD PARTNERS
ACQUISITION CORPORATION

($ in thousands)	2004	2005	2006	LTM 6/30/2007
Total Revenue	$82,370	$87,241	$93,443	$91,027
Adj. EBITDA (1) (2) (3)	$8,115	$9,844	$11,052	$10,970
Adj. EBITDA Margin	9.9%	11.3%	11.8%	12.1%
Adj. Free Cash Flow (4)	$5,658	$5,478	$5,032	$6,897
# of Events (1)	23	23	23	21

2006 Revenue



0.1%
1%
3%
4%
7%
11%
49%
25%
Spectator admissions
Sponsorship and advertising
Television
Royalties and concessions
Racetrack rental fees
Participant entries
Retail publication sales
Other

(1) Only 21 National Events included in LTM 6/30/07 compared to the normal 23 due to a timing issue - these two events will instead take place during second half of the year.
(2) 2005 EBITDA excludes one-time pension termination expense of $2,344.
(3) EBITDA adjusted for pro forma payments made by Association to NHRA Pro Racing for sportsman racing access for National Events.
(4) Free Cash Flow adjusted for pro forma payments made by Association to NHRA Pro Racing for sportsman racing access for National Events.

NHRA Pro Racing Financial Overview

HD PARTNERS
ACQUISITION CORPORATION

($ in thousands)



Revenues per National Event
Adj. EBITDA per National Event
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
Revenues
$550
$500
$450
$400
$350
$300
$250
$200
EBITDA
$3,581
$353
$3,793
$428
$4,063
$481
$4,335
$522
2004
2005
2006
LTM 6/30/07

NHRA Acquisition Summary

HD PARTNERS
ACQUISITION CORPORATION

($ thousands)	
Transaction Valuation [(1)]	**$121,000**
2006 Revenue	$93,443
2006 Adjusted EBITDA [(2)]	$11,052
Transaction Valuation / 2006 Revenue	1.3x
Transaction Valuation / 2006 Adj. EBITDA	11.0x

- **The table illustrates the NHRA transaction valuation and multiples based on 2006 results:**
  - **LTM 6/30/07 Revenue and Adjusted EBITDA numbers only account for 21 events rather than the full 23 events because of schedule differences**
  - **The additional 2 events will occur in the third quarter of 2007 and will be reflected in the LTM numbers at that time**

(1) HDP will pay aggregate consideration between $121.0 mm and $123.4 mm depending on amount of approved capital expenditures incurred for the Gainsville race track.

(2) EBITDA adjusted for pro forma payments made by Association to NHRA Pro Racing for sportsman racing access for national events.

Comparable Valuation Overview

HD PARTNERS ACQUISITION CORPORATION

- **The most relevant comparables are multi-media branded entertainment companies**
  - Characterized by established brand name, brand extension potential and multiple outlets for distribution and consumption
- **Few direct comparables to NHRA; reviewed valuation for sports media assets, racetrack operators and live entertainment companies**
  - Most sports media assets are privately held and command substantial premiums in private ownership transactions
  - Racetrack operators lack the substantial growth and brand extension characteristics that the NHRA commands
- **The following table presents an overview of comparable transaction valuations:**

	Median TEV / Revenue	Median TEV / EBITDA
Sports Team Transactions (1)	2.50x	26.7x
Racing / Live Entertainment Transactions (2)	2.30x	11.7x
NHRA Acquisition	1.29x	11.0x

(1) Source: Forbes Reports dated 8/31/06, 11/9/06, 1/25/07 and 4/19/07. Includes 9 transactions between 2005-2007 involving MLB, NBA, NFL and NHL teams.

(2) Transactions include 11 Racing or Live Entertainment related transactions March of 2004 to present.

Public Comparable Companies
Growth and Valuation Comparison

HD PARTNERS
ACQUISITION CORPORATION

The acquisition multiple is slightly higher than most comparables…

EV / LTM EBITDA (1)



16.0x
12.0x
8.0x
4.0x
--
14.4x
13.2x
11.0x
10.3x
9.5x
9.4x
8.2x
8.1x
Median: 9.9x
DVD
WWE
NHRA
SIX
LYV
FUN
ISCA
TRK

… but NHRA has grown faster than most of the comparables…

2-Year Annualized EBITDA Growth



40.0%
30.0%
20.0%
10.0%
--
(10.0%)
35.7%
16.7%
14.1%
12.1%
11.5%
8.7%
4.0%
(8.2%)
Median: 11.8%
FUN
NHRA
TRK
ISCA
LYV
DVD
WWE
SIX

… and the valuation is substantially lower than most on a free cash flow basis

Enterprise Value / Free Cash Flow (1)



160.0x
120.0x
80.0x
40.0x
--
Negative Free Cash Flow
Negative Free Cash Flow
140.6x
54.8x
36.1x
21.1x
17.5x
14.7x
Median: 28.6x
LYV
SIX
DVD
TRK
FUN
ISCA
NHRA
WWE

(1) NHRA EBITDA and Free Cash Flow adjusted for pro forma payments made by Association to NHRA Pro Racing for sportsman racing access for National Events.

Conclusion

Acquisition establishes a compelling sports media asset foundation with the capital and expertise to build a unique entertainment platform